UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2011

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1133 Westchester Avenue
White Plains, New York		10604

(Address of principal executive offices)		(Zip Code)
(914) 641-2000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 7.01 Regulation FD Disclosure.
     The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Executives from ITT Corporation (“ITT” or the “Company”) will present an overview of the Company and information related to the separation of Exelis Inc. and Xylem Inc. from ITT at the Company’s investor day on October 13, 2011. A copy of the presentation is attached and incorporated by reference herein as Exhibit 99.1. The Company also issued a press release announcing the members of the Boards of Directors for ITT, Exelis Inc. and Xylem Inc. The press release is attached as Exhibit 99.2 hereto.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Description

99.1	Presentation slides issued by ITT Corporation on October 13, 2011

99.2	Press release issued October 12, 2011 by ITT Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
Date: October 13, 2011	By:	/s/ Burt M. Fealing
Burt M. Fealing
	Its:	Vice President and Corporate Secretary (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Presentation slides issued by ITT Corporation on October 13, 2011

99.2	Press release issued October 12, 2011 by ITT Corporation